GOLDMAN SACHS TRUST

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Goldman Sachs Small/Mid Cap Growth Fund

(the “Fund”)

Supplement dated July 5, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated April 28, 2017, as supplemented to date

Effective immediately, Michael DeSantis will serve as a portfolio manager for the Fund. Steven M. Barry, Managing Director, and Daniel Zimmerman, CFA, Managing Director, will continue to serve as portfolio managers for the Fund.

Accordingly, the Fund’s disclosures are modified as follows:

Effective immediately, the following replaces in its entirely the “Portfolio Managers” subsection of the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2005; Daniel Zimmerman, CFA, Managing Director, has managed the Fund since 2014; and Michael DeSantis, CFA, Vice President, has managed the Fund since 2017.

Effective immediately, the following replaces in its entirety the fifth row of the table in the “Growth Investment Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Michael DeSantis, CFA Vice President	Portfolio Manager— Small/Mid Cap Growth Technology Opportunities	Since 2017 Since 2013	Mr. DeSantis joined the Investment Adviser in 2011. He is a technology sector portfolio manager, focusing on investment research in the technology sector. Previously, he worked in Investment Banking at J.P. Morgan.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQG2PMCHG 06-17